Exhibit 10.1

Execution Version

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Agreement”) is entered into as of November 19, 2025 (“Effective Date”), by and among Wave Sync Corp., a Delaware corporation (“Wave Sync”), Center Florence Holding LLC, a Delaware limited liability company (“Parent”), and Center Florence, Inc., a Delaware corporation (the “Company”). The Parent, the Company, and Wave Sync are referred to herein each as a “Party,” and collectively the “Parties.” Capitalized terms not defined herein shall have the meaning as prescribed to them in the Share Purchase Agreement (defined below).

BACKGROUND

WHEREAS, on November 18, 2021, Wave Sync entered into a Share Purchase/Exchange Agreement (“Share Purchase Agreement”) by and among Center Florence Holding LLC, a Delaware limited liability company (“Parent”), and Center Florence, Inc., a Delaware corporation (the “Company”), whereby the Parent agreed to sell Wave Sync one hundred percent (100%) of the issued and outstanding shares of the Company, a wholly-owned subsidiary of the Parent, in exchange for Wave Sync to issue 4,600,000 shares of Wave Sync’s common stock, par value $0.001 per share at $4.00 per share for the total valuation of $18,400,000 (“Exchange Shares”), attached as Exhibit A, the “Transaction”;

WHEREAS, the Share Purchase Agreement contemplated several closing conditions, including the obligation of Wave Sync to issue the Exchange Shares to the Parent and for the Parent to cause the Company, or for the Company directly, update the share registration of the Company to reflect that Wave Sync owns one hundred percentage (100%) of the issued and outstanding equity interest in the Company;

WHEREAS, Wave Sync has fulfilled its obligation to issue the Exchange Shares to the Parent;

WHEREAS, until the date hereof, the Parent and the Company have failed to fulfill its obligation update the share registration of the Company to reflect that Wave Sync owns one hundred percentage (100%) of the issued and outstanding equity interest in the Company and all of its assets, and after several attempts to negotiation and complete the transaction, the Company and the Parent have not fulfilled their obligation pursuant to Section 8.3.4 of the Share Purchase Agreement;

WHEREAS, on May 28, 2025, Wave Sync delivered the Parent and the Company with a notice of termination to terminate the Share Purchase Agreement pursuant to Section 10.1.2 due to the Company’s material default, namely, the Company’s failure to update its share registration record to ensure that Wave Sync is the beneficial owner of the Company;

WHEREAS, pursuant to Section 11.6 of the Share Purchase Agreement, the Parties acknowledged and agreed that one hundred thousand dollars ($100,000) (“Liquidated Damages”) would be payable for the non-breaching party as liquidated damages if there was a breach by one of the Parties; and

WHEREAS, as consideration, Wave Sync is waiving its right to the Liquidated Damages in exchange for the Parent and the Company to cooperate and agree to transfer the Exchanged Shares from the Parent back to Wave Sync to restore Wave Sync back to the position that it was in before the commencement of the Transaction.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. Termination of Share Purchase Agreement. Pursuant to Section 10.1.2 of the Share Purchase Agreement, the Share Purchase Agreement has been terminated effective as of the date Wave Sync delivered the notice of termination attached as Exhibit B.

2. Transfer of Exchange Shares. As soon as practical after the Effective Date, Parent shall transfer the Exchange Shares back to Wave Sync (the “Share Transfer”) as provided herein. Parent shall fully cooperate with the transfer agent of Wave Sync and provide all documents needed to complete the Share Transfer.

3. Fees and Expenses. The Parent shall be responsible for all attorneys’ fees and expenses incurred by Wave Sync in connection with or relating to the preparation, negotiation, and execution of this Transaction.

4. Taxes. Parent and Company shall be solely responsible for, and is legally bound to make payment of, any taxes determined to be due and owing (including penalties and interest related thereto) by it to any federal, state, local, or regional taxing authority as a result of the Share Transfer. Parent and the Company understand that Wave Sync has not made, and it does not rely upon, any representations regarding the tax treatment of the sums paid pursuant to this Agreement. Moreover, Parent and Company agree to jointly and severally indemnify and hold Wave Sync harmless in the event that any governmental taxing authority asserts against Parent and Company for any claim for unpaid taxes, failure to withhold taxes, penalties, or interest based upon the payment of the Share Transfer.

5. Mutual Release. The Parties, on behalf of themselves, their predecessors, successors, direct and indirect parent companies, direct and indirect subsidiary companies, companies under common control with any of the foregoing, affiliates, and assigns, and its and their past, present, and future officers, directors, shareholders, interest holders, members, partners, attorneys, agents, employees, managers, representatives, assigns, and successors in interest, and all persons acting by, through, under, or in concert with them, and each of them, hereby release and discharge the other Party, together with their predecessors, successors, direct and indirect parent companies, direct and indirect subsidiary companies, companies under common control with any of the foregoing, affiliates and assigns and its and their past, present, and future officers, directors, shareholders, interest holders, members, partners, attorneys, agents, employees, managers, representatives, assigns, and successors in interest, and all persons acting by, through, under, or in concert with them, and each of them, from all known charges, complaints, claims, grievances, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, penalties, fees, wages, medical costs, pain and suffering, mental anguish, emotional distress, expenses (including attorneys' fees and costs actually incurred), and punitive damages, of any nature whatsoever, known or unknown, which either Party has, or may have had, against the other Party, or which may hereafter develop, for any acts or omissions related to or arising from the Transaction. This Agreement resolves any claim for relief that is, or could have been alleged, no matter how characterized, including, without limitation, compensatory damages, damages for breach of contract, bad faith damages, reliance damages, liquidated damages, damages for humiliation and embarrassment, punitive damages, costs, and attorneys' fees related to or arising from the termination of the Share Purchase Agreement.

6. No Outstanding or Known Future Claims/Causes of Action. Each Party affirms that it has not filed with any governmental agency or court any type of action or report against the other Party and currently knows of no existing act or omission by the other Party that may constitute a claim or liability excluded from the release in Section 5 above.

7. Acknowledgment of Settlement. The Parties, as broadly described in Section 5 above, acknowledge that (a) the consideration set forth in this Agreement, which includes, but is not limited to, the Share Transfer, is in full settlement of all claims or losses of whatsoever kind or character that they have, or may ever have had, against the other Party, as broadly described in Section 5 above, including by reason of the termination of the Share Purchase Agreement; and (b) by signing this Agreement, and accepting the consideration provided herein and the benefits of it, they are giving up forever any right to seek further monetary or other relief from the other Party, as broadly described in Section 5 above, including Liquidated Damages, for any acts or omissions up to and including the Effective Date.

8. No Admission of Liability. The Parties acknowledge that the Share Transfer was agreed upon as a compromise and final settlement of disputed claims and that assignment of the Share Transfer is not, and may not be construed as, an admission of liability by Parent or the Company and is not to be construed as an admission that Parent or the Company engaged in any wrongful, tortious, or unlawful activity. Parent and the Company specifically disclaim and denies (a) any liability to Wave Sync and (b) engaging in any wrongful, tortious, or unlawful activity.

9. Publicity. The Parties shall not make any public statement regarding this Termination Agreement until such other time mutually agreed upon by the Parties. At that time of any public statement, Wave Sync shall issue a press release announcing the termination of the Share Purchas Agreement.

10. Non-Disparagement. The Parties agree that, unless required to do so by legal process, both parties, including all officers and directors, will not make any disparaging statements or representations, either directly or indirectly, whether orally or in writing, by word or gesture, to any person whatsoever, about the other Party or the other Party's spouse, attorneys, or representatives or affiliates, or any of its directors, officers, employees, attorneys, agents, or representatives. For purposes of this Section, a disparaging statement or representation is any communication which, if publicized to another, would cause or tend to cause the recipient of the communication to question the business condition, integrity, competence, good character, or product quality of the person or entity to whom the communication relates.

11. Agreement is Legally Binding. The Parties intend this Agreement to be legally binding upon and shall inure to the benefit of each of them and their respective successors, assigns, executors, administrators, heirs, and estates. Moreover, the persons and entities referred to in Section 3 above, but not a Party, are third-party beneficiaries of this Agreement.

12. Entire Agreement. The recitals set forth at the beginning of this Agreement are incorporated by reference and made a part of this Agreement. This Agreement constitutes the entire agreement and understanding of the Parties and supersedes all prior negotiations and/or agreements, proposed or otherwise, written or oral, concerning the subject matter hereof. Furthermore, no modification of this Agreement shall be binding unless in writing and signed by each of the parties hereto.

13. New or Different Facts: No Effect. Except as provided herein, this Agreement shall be, and remain, in effect despite any alleged breach of this Agreement or the discovery or existence of any new or additional fact, or any fact different from that which either Party now knows or believes to be true. Notwithstanding the foregoing, nothing in this Agreement shall be construed as, or constitute, a release of any Party's rights to enforce the terms of this Agreement.

14. No Third-Party Beneficiaries. No term or provision of this Agreement is intended to be, nor shall any such term or provision be construed to be, for the benefit of any person, firm, corporation, or any other entity not a party hereto, and no such other person, firm, corporation, or entity shall have any right or cause of action hereunder.

15. Interpretation. Should any provision of this Agreement be declared or be determined by any court to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby and said illegal or invalid part, term, or provision shall be deemed not to be a part of this Agreement. The headings within this Agreement are purely for convenience and are not to be used as an aid in interpretation. Moreover, this Agreement shall not be construed against either Party as the author or drafter of the Agreement.

16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

17. Dispute Resolution. In the event any disagreement under this Agreement arises, Parties agree to negotiate in good faith for a period of thirty (30) calendar days. After the thirty (30) calendar day period lapses, any unresolved controversy or claim arising out of or relating to this Agreement in contract or tort, shall be submitted to the American Arbitration Association (“AAA”). Wave Sync shall select the sole arbitrator. The arbitration shall take place in Manhattan, New York, and shall be an expedited proceeding, in accordance with the AAA rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in the state of New York. The language of the arbitration proceedings shall primarily be conducted in English. Any evidence the Parties submit must be translated into English. The arbitrator shall be required to provide in writing to the Parties the basis for the award or order of such arbitrator and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. Each of the Parties to this Agreement consents to personal jurisdiction for any equitable action sought in Manhattan, New York and submit to the subject matter jurisdiction of AAA. The arbitral award is final and binding upon both Parties. The prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled, as determined by the arbitrator.

18. Reliance on Own Counsel. In entering into this Agreement, the Parties acknowledge that they have relied upon the legal advice of their respective attorneys, who are the attorneys of their own choosing, that such terms are fully understood and voluntarily accepted by them, and that, other than the consideration set forth herein, no promises or representations of any kind have been made to them by the other Party. The Parties represent and acknowledge that in executing this Agreement they did not rely, and have not relied, upon any representation or statement, whether oral or written, made by the other Party or by that other Party's agents, representatives, or attorneys with regard to the subject matter, basis, or effect of this Agreement or otherwise.

19. Counterparts. This Agreement may be executed by the Parties in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20. Authority to Execute Agreement. By signing below, each Party warrants and represents that the person signing this Agreement on its behalf has authority to bind that Party and that the Party's execution of this Agreement is not in violation of any by-law, covenants, and/or other restrictions placed upon them by their respective entities.

READ THE FOREGOING DOCUMENT CAREFULLY. IT INCLUDES A RELEASE OF KNOWN AND UNKNOWN CLAIMS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, and intending to be legally bound, each of the Parties hereto has caused this Agreement to be executed as of the date(s) set forth below.

CENTER FLORENCE HOLDING LLC		CENTER FLORENCE, INC.

/s/ John Sun		/s/ John Sun
By:	John Sun	By:	John Sun
Title:	Authorized Signatory	Title:	Authorized Signatory

WAVE SYNC CORP.

/s/ Hong Chen
By:	Hong Chen
Title:	Authorized Signatory

Signature Page to the Termination Agreement

Exhibit A

Share Purchase/Exchange Agreement

(Attached)

Exhibit A to the Termination Agreement

SHARE PURCHASE/ EXCHANGE AGREEMENT

This Share Purchase/ Exchange Agreement (the “Agreement”) is made and entered into as of November 18, 2021, by and among Center Florence Holding LLC (the “Parent”), a Delaware limited liability company, Center Florence, Inc. (the “Company”), a Delaware corporation and wholly-owned subsidiary of Parent, and Wave Sync Corp. (“Wave Sync”), a Delaware corporation. The Parent, the Company and Wave Sync are sometimes hereinafter collectively referred to as the “Parties” and each as a “Party.”

RECITALS

WHEREAS, Wave Sync seeks to acquire one hundred percent (100%) of the issued and outstanding shares of the Company;

WHEREAS the Company is a wholly-owned subsidiary of the Parent, and the Parent currently owns one hundred percent (100%) of the shares of the Company’s common stock (the “Company Shares”), issued and outstanding; and

WHEREAS, the Parent has agreed to sell or transfer to Wave Sync one hundred percent (100%) of the Company Shares in exchange for 4,600,000 shares of Wave Sync’s common stock, par value $0.001 per share (the “Wave Sync Shares”) at $4.00 per share for the total valuation of $18,400,000 of the Company as agreed by the Parent, Company and Wave Sync.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements herein contained, the Parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

THE TRANSACTIONS

1.1. Share Purchase/ Exchange. At the Closing, Parent shall sell, transfer, convey, assign and deliver to Wave Sync all of the Company Shares free and clear of all Liens in exchange for an aggregate of 4,600,000 shares of Wave Sync Shares (the “New Issuance”), which is valued at $4.00 per share as agreed by all the Parties. As a result of such exchange (the “Stock Exchange”), the Company shall become a wholly-owned subsidiary of Wave Sync and the Parent shall own 4,600,000 Wave Sync Shares, representing approximately 26.34% of the then issued and outstanding shares of Wave Sync Shares on a fully diluted basis.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE PARENT

Parent represents and warrants to Wave Sync, as follows:

2.1. Organization Standing and Corporate Power. Parent is duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the requisite corporate power and authority and all government licenses, authorizations, permits, consents and approvals required to own, lease and operate its properties and carry on its business as now being conducted in various jurisdictions.

2.2. Authority. Parent has all requisite authority and power to enter into and deliver this Agreement and any other ancillary documents to which Parent is a party, and any other certificate, agreement, document or instrument to be executed and delivered by Parent in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each of the documents to which Parent is a party will be, duly and validly authorized and approved, executed and delivered by Parent.

2.3. No Conflicts. The execution and delivery of this Agreement by the Parent (i) will not require the consent of any Governmental Entity under any Laws; (ii) will not violate any Law, regulations or ordinances applicable to the Parent; and (iii) will not violate or breach any contractual obligations of Parent and/or Company based on any Contract to which the Parent and/or Company is a party and which prohibits the Stock Exchange contemplated hereby.

2.4. No Finder’s Fee. Neither Parent, Company nor their agent(s) or representative(s) has engaged any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Stock Exchange contemplated herein.

2.5. Ownership of Shares. Parent owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to Wave Sync pursuant to this Agreement, Company Shares held by Parent, free and clear of any and all Liens. There are no options, rights, voting trusts, stockholder agreements or any other Contracts or understandings to which Parent is a party or by which Parent, or such Company Shares held by Parent, are bound with respect to the issuance, sale, transfer, voting or registration of such Company Shares held by Parent. At the Closing Date, Wave Sync will acquire good, valid and marketable title to such Company Shares held by Parent free and clear of any and all Liens.

2.6. Certain Proceedings. There is no Action pending against, or to the Knowledge of Parent, threatened against or affecting, Parent by any Governmental Authority or other Person with respect to Parent that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, the Stock Exchange contemplated by this Agreement.

2.7. Purchase Entirely for Own Account. The Wave Sync Shares to be acquired by the Parent will be acquired for its own account, and not with a view to the resale or distribution of any part thereof, and Parent has no present intent of selling or otherwise distributing any part or all of the Wave Sync Shares, except in compliance with applicable securities laws.

2.8. Restricted Securities. Parent understands that the Wave Sync Shares are characterized as “restricted securities” under the Securities Act in as much as this Agreement contemplates that, if acquired by Parent pursuant hereto, the Wave Sync Shares would be acquired in a transaction not involving a public offering. The issuance of the Wave Sync Shares hereunder is being effected in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act. Parent further acknowledges that if the Wave Sync Shares are issued to such Parent in accordance with the provisions of this Agreement, such Wave Sync Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom. Parent represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

2.9. Acknowledgement of Non-Registration. Parent understands and agrees that the Wave Sync Shares to be issued pursuant to this Agreement have not been registered under the Securities Act or the securities Laws of any state of the U.S.

2.10. Available Information. Parent, and each of its members, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in Wave Sync and has had an opportunity to ask questions of and receive answers from the management team of the Parent relative to the financial condition and affairs thereof.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the other Parties that:

3.1. Organization, Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the requisite corporate power and authority and all government licenses, authorizations, permits, consents and approvals required to own, lease and operate its properties and carry on its business as now being conducted in various jurisdictions.

3.2. Authority. The Company has all requisite authority and power (corporate and other), licenses, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other ancillary documents to which the Company is a party and any other certificate, agreement, document or instrument to be executed and delivered by the Company in connection with the Transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the Transactions contemplated hereby and thereby. The execution and delivery of this Company and the other ancillary documents by the Company and the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. The Company does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby. This Agreement has been, and any ancillary documents to which the Company is a party will be, duly and validly authorized and approved, executed and delivered by the Company.

The execution and delivery of this Agreement by the Company and the consummation of the Stock Exchange by this Agreement will not result in any Material violation of the Company’s certificate of incorporation and bylaws or any applicable Law or Material Agreement, as defined below, to which the Company is a party.

3.3. Capital Structure of the Company. As of the date of this Agreement, all outstanding shares of common stock of the Company are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. As of the date hereof, Parent owns one hundred and ten (110) shares of the Company Shares, constituting 100% of the Company Shares issued and outstanding. As soon as practicable after the Closing, the Company shall update its share registration record to reflect Wave Sync as the sole owner of the Company Shares purchased or exchanged pursuant to this Agreement.

3.4. Governmental Authorization. No consent, approval, Order or authorization of, or registration, declaration or filing with, or notice to, any Governmental Entity, is required in connection with the execution and delivery of this Agreement or the consummation of the Stock Exchange contemplated hereby.

3.5. Absence of Certain Changes or Events. As of the date of this Agreement, the Company has conducted its business only in the ordinary course consistent with past practice, and there is not and has not been any:

3.5.1 Material Adverse Change with respect to the Company;

3.5.2 condition, event or occurrence which could reasonably be expected to prevent, hinder or Materially delay the ability of the Company to consummate the Stock Exchange;

3.5.3 incurrence, assumption or guarantee by the Company of any indebtedness for borrowed money other than those disclosed in subsection 3.7 or in the ordinary course and in amounts and on terms consistent with past practices;

3.5.4 creation or other incurrence by the Company of any Lien on any Asset other than those disclosed in subsection 3.7 or in the ordinary course consistent with past practices;

3.5.5 labor dispute, other than routine, individual grievances, or, to the knowledge of the Company, any activity or proceeding by a labor union or representative thereof to organize any employees of the Company to conduct any lockouts, strikes, slowdowns, work stoppages or threats by or with respect to such employees;

3.5.6 payment, prepayment or discharge of liability other than in the ordinary course of business or any failure to pay any liability when due;

3.5.7 Material write-offs or write-downs of any Assets of the Company;

3.5.8 transactions or commitments made, or any Contract or agreement entered into, by the Company relating to its Assets or business (including the acquisition or disposition of any Assets) or any relinquishment by the Company or any Contract or other right, in either case, Material to the Company, other than transactions and commitments in the ordinary course consistent with past practices and those contemplated in this Agreement;

3.5.9 damages, destruction or losses having, or reasonably expected to have, a Material Adverse Change on the Company; or

3.5.10 other conditions, events or occurrence which individually or collectively could reasonably be expected to have a Material Adverse Change to the Company.

3.6. Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the Transactions.

3.7. Tax Returns and Tax Payments. The Company has timely filed with the appropriate taxing authorities all Tax Returns required to be filed by it (taking into account all applicable extensions). All such Tax Returns are true, correct and complete in all respects. All Taxes due and owing by the Company have been paid (whether or not shown on any Tax Return and whether or not any Tax Return was required). No claim has ever been made in writing or otherwise addressed to the Company by a taxing authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. The unpaid Taxes of the Company have not, as of the Company’s Balance Sheet Date, exceeded the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the financial statements (rather than in any notes thereto). As of the Closing Date, the unpaid Taxes of the Company will not exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the books and records of the Company.

No Material claim for unpaid Taxes has been made or become a Lien against the property of the Company or is being asserted against the Company, no audit of any Tax Return of the Company is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any Taxes has been granted by the Company and is currently in effect.

As used herein, “Taxes” shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. As used herein, “Tax Return” shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes.

3.8. Material Agreements. Schedule 3.8 lists the following Contracts and other agreements (“Material Agreements”) to which the Company is a party: (i) any agreement (or group of related agreements) for the ownership or lease of real property; (ii) any agreement forming a partnership, strategic alliances, collaboration, profit sharing or joint venture; (iii) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money in excess of $25,000, or under which a security interest has been imposed on any of its Assets, tangible or intangible; (iv) any agreements relating to the acquisition (by merger, purchase of units or assets or otherwise) by the Company of any operating business or Material Assets or the capital stock of any other person; (v) any agreements for the sale of any of the Material Assets of the Company, other than in the ordinary course of business; (vi) any outstanding agreements of guaranty, surety or indemnification, direct or indirect, by the Company; and (vii) any other agreement under which the consequences of a default or termination could reasonably be expected to have a Material Adverse Change on the Company.

The Company has made available to Wave Sync either an original or a correct and complete copy of each written Material Agreement. Except as set forth on Schedule 3.8, with respect to each Material Agreement to which the Company is a party thereto: (i) the agreement is the legal, valid, binding, enforceable obligation of the Company, as the case may be, and is in full force and effect in all Material respects, subject to bankruptcy and equitable remedies exceptions; (ii) (A) the Company is not in Material breach or default thereof and (B) no event has occurred which, with notice or lapse of time, would constitute a Material breach or default of, or permit termination, modification, or acceleration under, the Material Agreement; and (iii) the Company has not repudiated any Material provision of any of the Material Agreements.

3.9. Properties. The Company has good, clear and marketable title to all the tangible properties and tangible Assets reflected in the latest consolidated financial statements (the “Consolidated Financial Statements”) as being owned by the Company or acquired after the date thereof which are, individually or in the aggregate, Material to their business (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business). A list of Material Assets is set forth in Schedule 3.9 attached hereto. The Company has provided the Consolidated Financial Statements to Wave Sync.

3.10. Board Recommendation. The board of directors of the Company (the “Company Board”) has determined that the terms of the Stock Exchange are fair to and in the best interests of the shareholders of the Company. The Company Board shall deliver written resolutions to approve and authorize the Stock Exchange contemplated herein on or before the Closing Date.

3.11. Undisclosed Liabilities. The Company has no liabilities or monetary obligations of any nature (whether fixed or unfixed, secured or unsecured, known or unknown and whether absolute, accrued, contingent, or otherwise) except for such liabilities or obligations reflected or reserved against in the Consolidated Financial Statements.

3.12 Good Title. Parent is the record and beneficial owner, and has good and marketable title to its Company Shares, with the right and authority to sell and deliver such Company Shares to Wave Sync as provided herein. Upon registering Wave Sync as the new owner of the Company Shares in the share register of the Company, Wave Sync shall receive good title to such Company Shares, free and clear of all Liens.

3.13 No Conflicts. The execution and delivery of this Agreement by the Company (i) will not violate any Law, regulations or ordinances applicable to the Company; and (ii) will not violate or breach any contractual obligations of the Company based on any Contract to which the Company is a party and which prohibits the Transactions contemplated hereby.

3.14 Maintain Assets. Consistent with past practice, Company shall maintain and keep its properties and assets in at least as good condition and repair, reasonable wear and tear excepted, as the condition and repair the properties and assets are in as of the date hereof.

3.15 Conduct of Business in Ordinary Course. Company will carry on its business in the ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use all reasonable best efforts consistent with past practice and policies to preserve intact its present business organization, keep available the services of its present officers, consultants and employees and preserve its relationships with customers, suppliers and distributors and others having business dealings with it.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF WAVE SYNC

Wave Sync hereby represents, warrants, covenants and agrees as follows:

4.1. Organization, Standing and Corporate Power. Wave Sync is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, has all requisite corporate authority and power, license, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Wave Sync.

4.2 Authority. The Wave Sync has all requisite authority and power, license, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other ancillary documents to which Wave Sync is a party and any other certificate, agreement, document or instrument to be executed and delivered by Wave Sync in connection with the Transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the Transactions contemplated hereby and thereby. The execution and delivery of this Agreement and any other ancillary documents by Wave Sync and the performance Wave Sync of its obligations hereunder and thereunder and the consummation by Wave Sync of the Transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Wave Sync. Except filing with the Securities and Exchange Commission (the “SEC”) as required by the applicable securities laws, Wave Sync does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby. This Agreement has been, and ancillary documents to which Wave Sync is a party will be, duly and validly authorized and approved, executed and delivered by Wave Sync.

4.3. Shares of Common Stock and Capitalization. Wave Sync Shares, when issued pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable. The authorized capital of Wave Sync consists of 100,000,000 shares of Common Stock, par value $0.001 per share, of which 12,865,992 shares were issued and outstanding as of November 3, 2021. Wave Sync has not created or authorized any class or series of preferred shares and has no obligation or understanding to do so.

4.4. Compliance. Wave Sync has complied with, is not in violation of, and has not received any notices of violation of any federal, state, local or foreign Law, judgment, decree, injunction or order, applicable to it, with respect to the conduct of its business or the ownership or operation of its business.

4.5. Tax Liabilities. Wave Sync has timely filed with the appropriate taxing authorities all Tax Returns required to be filed by it (taking into account all applicable extensions). All such Tax Returns are true, correct and complete in all respects. All Taxes due and owing by Wave Sync have been paid (whether or not shown on any Tax Return and whether or not any Tax Return was required). No claim has ever been made in writing or otherwise addressed to Wave Sync by a taxing authority in a jurisdiction where Wave Sync does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. As of the Closing Date, the unpaid Taxes of Wave Sync will not exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the books and records of Wave Sync.

No Material claim for unpaid Taxes has been made or become a Lien against the property of Wave Sync or is being asserted against Wave Sync, no audit of any Tax Return of Wave Sync is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any Taxes has been granted by Wave Sync and is currently in effect.

4.6. Undisclosed Liabilities. Wave Sync has no liabilities or monetary obligations of any nature (whether fixed or unfixed, secured or unsecured, known or unknown and whether absolute, accrued, contingent, or otherwise) except for such liabilities or obligations reflected or reserved against in Wave Sync’s Financial Statements.

4.7. Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by Wave Sync to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the Stock Exchange.

4.8. Board Determination. The board of directors of Wave Sync (“Wave Sync Board”) deems that the terms of the Stock Exchange to be fair to and in the best interests of Wave Sync and its shareholders and will deliver a written consent with respect to the contemplated Stock Exchange to the Company before the Closing.

ARTICLE 5

CONDUCT PRIOR TO CLOSING

5.1 Conduct of Business. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to the terms hereof or the Closing, the Parent shall cause the Company to, (a) carry on its business diligently and in the usual, regular and Ordinary Course of Business, in substantially the same manner as heretofore conducted and in compliance with all applicable Laws, (b) pay or perform its material obligations when due, (c) use its commercially reasonable efforts, consistent with past practices and policies, to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees and others with which it has business dealings, and (d) keep its business and properties substantially intact, including its present operations, physical facilities and working conditions. In furtherance of the foregoing and subject to applicable Law, the Parent and Company shall confer with Wave Sync, as promptly as practicable, prior to taking any material actions or making any material management decisions with respect to the conduct of the business of Wave Sync.

5.2 Maintain Assets. Consistent with past practice, Parent shall cause Company to maintain and keep its properties and assets in at least as good condition and repair, reasonable wear and tear excepted, as the condition and repair the properties and assets are in as of the date hereof.

ARTICLE 6

LOCK-UP

6.1. Lock-up. Effective upon the Closing Date and till one year anniversary thereafter (the “Lock-up Period”), Parent agrees with Wave Sync not to, without written consent of Wave Sync, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Wave Sync Shares owned as of the Closing Date (including, without limitation, Wave Sync Shares which may be deemed to be beneficially owned by Parent in accordance with the rules and regulations promulgated under the Securities Act of 1933 , as amended (the “Securities Act”) or securities convertible into or exercisable or exchangeable for the Wave Sync Shares), (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the beneficially owned shares of Wave Sync Shares or securities convertible into or exercisable or exchangeable for Wave Sync Shares, or (iii) engage in any short selling of the Wave Sync Shares within the Lock-up Period.

ARTICLE 7

CONDITIONS TO CLOSING

7.1 Closing Conditions. The following events described herein must occur or be caused to occur before the Closing, not including the Closing Date, unless any of the events is waived by all of the Parties collectively:

7.1.1 the representations and warranties of Parent, the Company, and Wave Sync described respectively in Articles 2, 3, and 4 shall be true and correct in all Material respects on and as of the Closing Date with the same force and effect as if made on such a date;

7.1.2 the Parties shall have executed and delivered this Agreement and any ancillary documents necessary to effect the contemplated Stock Exchange;

7.1.3 Wave Sync shall have completed a reverse stock split of its common stock at a ratio of 4-for-1 or higher;

7.1.4 Wave Sync shall have completed its legal, accounting and business due diligence of Parent and the Company and the results thereof shall be satisfactory to Wave Sync in its sole and absolute discretion;

7.1.5 Parent and Company shall have completed their legal, accounting and business due diligence of Wave Sync and the results thereof shall be satisfactory to the Parent and Company in their sole and absolute discretion;

7.1.6 no Material Adverse Change in the business or financial condition of Wave Sync and the Company shall have occurred or be threatened to occur since the date of this Agreement, and no action, suit or proceedings shall be threatened or pending before any court, governmental agency, authority or regulatory body seeking to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement or that, if adversely decided, has or may have a Material Adverse Change;

7.1.7 Company shall have delivered to Wave Sync a certificate executed by the authorized officer of the Company certifying: (a) resolutions duly adopted by the Company’s Board authorizing this Agreement and the Stock Exchange and (b) the Company’s certificate of incorporation and bylaws as in effect immediately prior to the Closing Date, including all amendments thereto;

7.1.8 Parent shall have delivered to Wave Sync a certificate executed by the authorized officer of the Parent certifying: (a) resolutions duly adopted by the Parent’s managers authorizing this Agreement and the Stock Exchange and (b) the Particles articles of organization and operating agreement as in effect immediately prior to the Closing Date, including all amendments thereto;

7.1.9 Wave Sync shall have delivered to the Company and Parent a certificate executed by the authorized officer of Wave Sync certifying: (a) resolutions duly adopted by the Board authorizing this Agreement and the Stock Exchange and (b) the certificate of incorporation and bylaws of Wave Sync as in effect immediately prior to the Closing Date, including all amendments thereto;

7.1.10 The Parties shall have received all necessary regulatory approvals of the Stock Exchange contemplated by this Agreement, all notice and waiting periods required by law to pass shall have passed, no proceeding to enjoin, restrain, prohibit or invalidate such the Stock Exchange contemplated by this Agreement shall have been instituted or threatened, and any conditions of any regulatory approval shall have been met.

ARTICLE 8

CLOSING DELIVERIES

8.1. Closing. The closing (the “Closing”) of the transactions contemplated by this Agreement (the “Transactions”), shall take place at the offices of Wave Sync’s counsel’s office with the primary business address at 1185 Avenue of Americas, 31st Floor, New York, NY 10036, commencing upon the satisfaction or waiver of all conditions and obligations of the Parties to consummate the Transactions on December 1, 2021 or another date as the Parties shall mutually agree (the “Closing Date”).

8.2. Deliveries from Wave Sync. On the Closing Date, the Parent shall complete and deliver the following to the Company and Parent:

8.2.1 a board resolution of Wave Sync’s Board to approve and ratify this Agreement and the New Issuance and all the ancillary documents and actions to consummate the Transactions contemplated herein;

8.2.2 an officer’s certificate from an authorized officer of Wave Sync representing that (a) all the representations and warranties set forth in Article 4 shall be true and correct in all Material respects on and as of the Closing Date with the same force and effect as if made on such a date, (b) the resolutions by Wave Sync’s Board authorizing this Agreement and the Transactions have been duly adopted, and (c) Wave Sync’s certificate of incorporation and bylaws as in effect immediately prior to the Closing Date, including all amendments thereto, are complete and true; and

8.2.3 a transmittal letter (the “Transmittal letter”) to Wave Sync’s transfer agent Corporate Stock Transfer, Inc., (now known as Equiniti) to issue Wave Sync Shares to Parent.

8.3. Deliveries from the Company. On the Closing Date, the Company shall deliver or cause to be delivered to Wave Sync the following:

8.3.1 a board resolution of the Company Board to approve and ratify this Agreement and all of the ancillary documents and actions to consummate the Transactions contemplated herein;

8.3.2 written consents of the Company’s shareholders necessary to approve this Transaction.

8.3.3 an officer’s certificate from an authorized officer of the Company representing that (a) all the representations and warranties set forth in Article 3 shall be true and correct in all Material respects on and as of the Closing Date with the same force and effect as if made on such a date, (b) the resolutions by the Company’s Board authorizing this Agreement and the Transactions have been duly adopted, and (c) the Company’s articles of incorporation and bylaws as in effect immediately prior to the Closing Date, including all amendments thereto, are complete and true; and

8.3.4 an updated share registration record of the Company to reflect the ownership of Wave Sync which will be equal to 100% of the issued and outstanding equity interest in the Company.

8.4. Deliveries from Parent. On or prior to the Closing Date, Parent shall deliver or cause to be delivered to Wave Sync the following:

8.4.1 resolution of its managers approving and ratifying this Agreement and all ancillary documents and actions to consummate the Transactions contemplated herein.

8.4.2 written consent of the percentage of its members necessary to approve this Transaction; and

8.4.3 an officer’s certificate from an authorized officer of Parent representing that (a) all the representations and warranties set forth in Article 2 shall be true and correct in all Material respects on and as of the Closing Date with the same force and effect as if made on such a date, (b) the resolutions by Parent’s managers authorizing this Agreement and the Transactions have been duly adopted, and (c) the Company’s articles of organization and operating agreement as in effect immediately prior to the Closing Date, including all amendments thereto, are complete and true.

ARTICLE 9

POST CLOSING DELIVERIES

9.1. Change of the Parent’s Shareholder Record. As soon as practicable after the Closing, Wave Sync shall cause its transfer agent to update the shareholder record based on the Transmittal Letter.

ARTICLE 10

TERMINATION

10.1. Termination. This Agreement may be terminated and rescinded at any time (the “Termination Date”) prior to the Closing Date:

10.1.1 by mutual written agreement of the Company and Wave Sync duly authorized by the Company Board and Wave Sync Board;

10.1.2 by either the Company or Wave Sync, if any of the two Parties (which, in the case of Company, shall mean the Company or Parent) has breached any Material representation or warranty set forth in this Agreement and such breach has resulted or can reasonably be expected to result in a Material Adverse Change on such other Parties or would prevent or Materially delay the consummation of the Transactions; or

10.1.3 by any Party, if a permanent injunction or other Order by any court which would make illegal or otherwise restrain or prohibit the consummation of the Transactions shall have been issued and shall have become final and non-appealable;

10.2. Notice of Termination. Any termination of this Agreement under Section 9.1 will be effective immediately upon the delivery of written notice of the terminating Party to the other Parties hereto specifying with reasonable particularity the reason for such termination.

ARTICLE 11

MISCELLANEOUS

11.1. Entire Agreement. This Agreement constitutes the entire agreement among the Parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all Parties with respect to a modification or amendment or the Party granting the waiver with respect to a waiver. Neither course of conduct or dealing nor trade custom or usage shall modify any provisions of this Agreement.

11.2. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible, in a mutually acceptable manner, to the end that Transactions are fulfilled to the extent possible.

11.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the conflicts of law principles.

11.4. Parties in Interest. This Agreement shall be binding upon and inure to the benefits of the Parties hereto.

11.5. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party hereto, each other Party hereto shall re-execute original forms hereof and deliver them in person to all other Parties.

11.6. Liquidated Damages. The Parties hereto acknowledge and agree that one hundred thousand ($100,000) dollars shall constitute liquidated damages and not penalties and are in addition to all other equitable rights of each Party, including the right to claim a default. The Parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the non-performance of a Party, (iii) one of the reasons for all of the Parties reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Parties are sophisticated business parties and have negotiated this Agreement at arm’s length.

ARTICLE 12

DEFINITIONS

The following terms, as used in the Agreement, have the following meanings:

“Agreement” shall have the meaning set forth in the Preamble.

“Assets” shall mean all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person’s business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

“Closing” shall have the meaning set forth in Section 8.1 of the Agreement.

“Closing Date” shall have the meaning set forth in Section 8.1 of the Agreement.

“Common Stock” shall mean the common stock of the Parent.

“Company” shall have the meaning set forth in the Preamble.

“Company Board” shall have the meaning set forth in Section 3.10 of the Agreement.

“Company Share(s)” shall have the meaning set forth in the Recitals of the Agreement.

“Company’s Balance Sheet Date” shall refer to December 31, 2020.

“Consolidated Financial Statements” shall have the meaning set forth in Section 3.9 of the Agreement.

“Contract” means any written or oral agreement, arrangement, commitment, contract, indenture, instrument, lease, obligation, plan, restriction, understanding or undertaking of any kind or character, or other document to which any Person is a party or by which such Person is bound

“Dollars” shall mean the lawful currency of the United States unless otherwise defined.

“Electronic Delivery” shall have the meaning set forth in Section 10.5 of the Agreement.

“Governmental Entity” shall mean any government or any agency, bureau, board, directorate, commission, court, department, official, political subdivision, tribunal, or other instrumentality of any government, whether federal, local, domestic or foreign.

“Knowledge” means the actual knowledge of the officers of a party, and knowledge that a reasonable person in such capacity should have after due inquiry.

“Law” means any code, law, ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its Assets, liabilities or business, including those promulgated, interpreted or enforced by any Governmental Entity.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interests or encumbrance of any kind in respect to such asset, other than any encumbrances created by the Parent.

“Material” and “Materially” for purposes of this Agreement shall be determined in light of the facts and circumstances of the matter in question; provided that any specific monetary amount stated in this Agreement shall determine Materiality in that instance.

“Material Agreements” shall have the meaning set forth in Section 3.7 of the Agreement.

“Material Adverse Change” means, with respect to any Person or Party, a material adverse change on the condition (financial or otherwise), business, Assets, liabilities or the reported or reasonably anticipated future results or prospects of such Person taken as a whole; provided, however, that any adverse change, event, development or effect arising from or relating to any of the following shall not be taken into account in determining whether there has been a material adverse change: (a) general business or economic conditions, (b) national or international political or social conditions, including the engagement by or Taiwan in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon Taiwan, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of Taiwan, (c) financial, banking, or securities markets (including any disruption thereof and any decline in the price of any security or any market index), (d) changes in generally accepted accounting principles, (e) changes in laws, rules, regulations, orders, or other binding directives issued by any Governmental Entity or (f) the taking of any action required by this Agreement and the other agreements contemplated hereby.

“Order” means any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any Governmental Entity.

“Parent” shall have the meaning set forth in the Preamble.

“Party” or “Parties” shall have the meaning set forth in the Preamble.

“Person” means an individual, a corporation, a partnership, an association, a trust, a limited liability company or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

“Tax” or “Taxes” shall have the meaning set forth in Section 3.7 of the Agreement.

“Tax Return(s)” shall have the meaning set forth in Section 3.7 of the Agreement.

“Termination Date” shall have the meaning set forth in Section 10.1 of the Agreement.

“Transactions” shall mean the transactions contemplated by the Parties under this Agreement and the related documents.

“Wave Sync Board” shall have the meaning set forth in Section 4.8.

“Wave Sync Shares” shall have the meaning set forth in the preamble.

[Remainder of this page intentionally left blank.]

[Signature Page for the Share Purchase/ Exchange Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

WAVE SYNC CORP.

By:	/s/ Jiang Hui
Name:	Jiang Hui
Title:	CEO

PARENT: Center Florence Holding LLC

By:	/s/ John Sun
Name:	John Sun
Title:	Managing Member

COMPANY: Center Florence, Inc.

By:	/s/ John Sun
Name:	John Sun
Title:	President

Schedule 3.8 Company Disclosure Schedule

Execution Version

Exhibit B

Notice of Termination

(Attached)

Exhibit B to the Termination Agreement

Execution Version

托 瑞 斯 & 郑 联 合 律 师 事 务 所

Torres & Zheng at Law, P.C.

31 Hudson Yards, 11th Floor

New York, New York 10001

Tel: 917-277-3479

www.torresbusinesslaw.com

November 17, 2025

Certified Mail and Electronic Mail

To:	Nicholas Torres, Esq.
Center Florence Holding LLC	Managing Partner
Attn: John Sun	ntorres@torresbusinesslaw.com
Office Number: (917) 277-3479
With copy to:	Cell Phone: (347) 258-0432
Center Florence, Inc.
Attn: John Sun

John Sun

Re: Notice of Termination of Share Purchase/Exchange Agreement, dated November 18, 2021

To Whom It May Concern,

Reference is made to that certain Share Purchase/Exchange Agreement, dated November 18, 2021 (the “SPA”), a copy of which is attached as Exhibit A, by and among Wave Sync Corp., a Delaware corporation (“Wave Sync”), Center Florence Holding LLC, a Delaware limited liability company (“Parent”), and Center Florence, Inc., a Delaware corporation (“Company”). All capitalized terms shall have the respective meaning ascribed to them in the SPA.

Pursuant to Section 10.1.2 of the SPA, the SPA may be terminated by either the Company or Wave Sync, if any of the two parties (which, in the case of Company, shall mean the Company or Parent) has breached any Material representation or warranty set forth in the SPA and such breach has resulted or can reasonably be expected to result in a Material Adverse Change on such other Parties or would prevent or Materially delay the consummation of the Transaction. Further, pursuant to Section 8.3.4 of the SPA, a closing delivery by the Company to Wave Sync was the Company’s obligation to update its share registration record of the Company to reflect the ownership of Wave Sync, which will be equal to one hundred percent (100%) of the issued and outstanding equity interest in the Company.

As of the date of this notice, the Company has breached its obligation to update its share registration record of the Company and ensure all its assets, including real property and titles in connection therewith, are also properly updated to ensure that Wave Sync is the beneficial owner of the Company. Therefore, the Company breached its obligation under Section 8.3.4 of the SPA. Alternatively, pursuant to Section 10.1, the SPA may be terminated at any time before Closing. Since the Company has not fulfilled its obligations under the SPA, Closing has not yet occurred.

In light of the aforementioned breach, Wave Sync hereby serves notice to the Company and Parent, pursuant to Section 10.2 of the SPA, to terminate the SPA in accordance with Section 10.1.2 of the SPA, effective immediately. Upon termination, Wave Sync shall take all corrective actions necessary to safeguard Wave Sync’s interest. Please direct any questions to Nicholas Torres, Managing Partner of Torres & Zheng at Law, P.C. ((917) 277-3479/ntorres@torresbusinesslaw.com).

Yours faithfully,

/s/ Nicholas Torres, Esq

Nicholas Torres, Esq.

Title: Managing Partner

Exhibit A

Share Purchase/Exchange Agreement

(See Attached)

SHARE PURCHASE/ EXCHANGE AGREEMENT

This Share Purchase/ Exchange Agreement (the “Agreement”) is made and entered into as of November 18, 2021, by and among Center Florence Holding LLC (the “Parent”), a Delaware limited liability company, Center Florence, Inc. (the “Company”), a Delaware corporation and wholly-owned subsidiary of Parent, and Wave Sync Corp. (“Wave Sync”), a Delaware corporation. The Parent, the Company and Wave Sync are sometimes hereinafter collectively referred to as the “Parties” and each as a “Party.”

RECITALS

WHEREAS, Wave Sync seeks to acquire one hundred percent (100%) of the issued and outstanding shares of the Company;

WHEREAS the Company is a wholly-owned subsidiary of the Parent, and the Parent currently owns one hundred percent (100%) of the shares of the Company’s common stock (the “Company Shares”), issued and outstanding; and

WHEREAS, the Parent has agreed to sell or transfer to Wave Sync one hundred percent (100%) of the Company Shares in exchange for 4,600,000 shares of Wave Sync’s common stock, par value $0.001 per share (the “Wave Sync Shares”) at $4.00 per share for the total valuation of $18,400,000 of the Company as agreed by the Parent, Company and Wave Sync.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements herein contained, the Parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

THE TRANSACTIONS

1.1. Share Purchase/ Exchange. At the Closing, Parent shall sell, transfer, convey, assign and deliver to Wave Sync all of the Company Shares free and clear of all Liens in exchange for an aggregate of 4,600,000 shares of Wave Sync Shares (the “New Issuance”), which is valued at $4.00 per share as agreed by all the Parties. As a result of such exchange (the “Stock Exchange”), the Company shall become a wholly-owned subsidiary of Wave Sync and the Parent shall own 4,600,000 Wave Sync Shares, representing approximately 26.34% of the then issued and outstanding shares of Wave Sync Shares on a fully diluted basis.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE PARENT

Parent represents and warrants to Wave Sync, as follows:

2.1. Organization Standing and Corporate Power. Parent is duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the requisite corporate power and authority and all government licenses, authorizations, permits, consents and approvals required to own, lease and operate its properties and carry on its business as now being conducted in various jurisdictions.

2.2. Authority. Parent has all requisite authority and power to enter into and deliver this Agreement and any other ancillary documents to which Parent is a party, and any other certificate, agreement, document or instrument to be executed and delivered by Parent in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each of the documents to which Parent is a party will be, duly and validly authorized and approved, executed and delivered by Parent.

2.3. No Conflicts. The execution and delivery of this Agreement by the Parent (i) will not require the consent of any Governmental Entity under any Laws; (ii) will not violate any Law, regulations or ordinances applicable to the Parent; and (iii) will not violate or breach any contractual obligations of Parent and/or Company based on any Contract to which the Parent and/or Company is a party and which prohibits the Stock Exchange contemplated hereby.

2.4. No Finder’s Fee. Neither Parent, Company nor their agent(s) or representative(s) has engaged any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Stock Exchange contemplated herein.

2.5. Ownership of Shares. Parent owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to Wave Sync pursuant to this Agreement, Company Shares held by Parent, free and clear of any and all Liens. There are no options, rights, voting trusts, stockholder agreements or any other Contracts or understandings to which Parent is a party or by which Parent, or such Company Shares held by Parent, are bound with respect to the issuance, sale, transfer, voting or registration of such Company Shares held by Parent. At the Closing Date, Wave Sync will acquire good, valid and marketable title to such Company Shares held by Parent free and clear of any and all Liens.

2.6. Certain Proceedings. There is no Action pending against, or to the Knowledge of Parent, threatened against or affecting, Parent by any Governmental Authority or other Person with respect to Parent that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, the Stock Exchange contemplated by this Agreement.

2.7. Purchase Entirely for Own Account. The Wave Sync Shares to be acquired by the Parent will be acquired for its own account, and not with a view to the resale or distribution of any part thereof, and Parent has no present intent of selling or otherwise distributing any part or all of the Wave Sync Shares, except in compliance with applicable securities laws.

2.8. Restricted Securities. Parent understands that the Wave Sync Shares are characterized as “restricted securities” under the Securities Act in as much as this Agreement contemplates that, if acquired by Parent pursuant hereto, the Wave Sync Shares would be acquired in a transaction not involving a public offering. The issuance of the Wave Sync Shares hereunder is being effected in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act. Parent further acknowledges that if the Wave Sync Shares are issued to such Parent in accordance with the provisions of this Agreement, such Wave Sync Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom. Parent represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

2.9. Acknowledgement of Non-Registration. Parent understands and agrees that the Wave Sync Shares to be issued pursuant to this Agreement have not been registered under the Securities Act or the securities Laws of any state of the U.S.

2.10. Available Information. Parent, and each of its members, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in Wave Sync and has had an opportunity to ask questions of and receive answers from the management team of the Parent relative to the financial condition and affairs thereof.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the other Parties that:

3.1. Organization, Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the requisite corporate power and authority and all government licenses, authorizations, permits, consents and approvals required to own, lease and operate its properties and carry on its business as now being conducted in various jurisdictions.

3.2. Authority. The Company has all requisite authority and power (corporate and other), licenses, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other ancillary documents to which the Company is a party and any other certificate, agreement, document or instrument to be executed and delivered by the Company in connection with the Transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the Transactions contemplated hereby and thereby. The execution and delivery of this Company and the other ancillary documents by the Company and the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. The Company does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby. This Agreement has been, and any ancillary documents to which the Company is a party will be, duly and validly authorized and approved, executed and delivered by the Company.

The execution and delivery of this Agreement by the Company and the consummation of the Stock Exchange by this Agreement will not result in any Material violation of the Company’s certificate of incorporation and bylaws or any applicable Law or Material Agreement, as defined below, to which the Company is a party.

3.3. Capital Structure of the Company. As of the date of this Agreement, all outstanding shares of common stock of the Company are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. As of the date hereof, Parent owns one hundred and ten (110) shares of the Company Shares, constituting 100% of the Company Shares issued and outstanding. As soon as practicable after the Closing, the Company shall update its share registration record to reflect Wave Sync as the sole owner of the Company Shares purchased or exchanged pursuant to this Agreement.

3.4. Governmental Authorization. No consent, approval, Order or authorization of, or registration, declaration or filing with, or notice to, any Governmental Entity, is required in connection with the execution and delivery of this Agreement or the consummation of the Stock Exchange contemplated hereby.

3.5. Absence of Certain Changes or Events. As of the date of this Agreement, the Company has conducted its business only in the ordinary course consistent with past practice, and there is not and has not been any:

3.5.1 Material Adverse Change with respect to the Company;

3.5.2 condition, event or occurrence which could reasonably be expected to prevent, hinder or Materially delay the ability of the Company to consummate the Stock Exchange;

3.5.3 incurrence, assumption or guarantee by the Company of any indebtedness for borrowed money other than those disclosed in subsection 3.7 or in the ordinary course and in amounts and on terms consistent with past practices;

3.5.4 creation or other incurrence by the Company of any Lien on any Asset other than those disclosed in subsection 3.7 or in the ordinary course consistent with past practices;

3.5.5 labor dispute, other than routine, individual grievances, or, to the knowledge of the Company, any activity or proceeding by a labor union or representative thereof to organize any employees of the Company to conduct any lockouts, strikes, slowdowns, work stoppages or threats by or with respect to such employees;

3.5.6 payment, prepayment or discharge of liability other than in the ordinary course of business or any failure to pay any liability when due;

3.5.7 Material write-offs or write-downs of any Assets of the Company;

3.5.8 transactions or commitments made, or any Contract or agreement entered into, by the Company relating to its Assets or business (including the acquisition or disposition of any Assets) or any relinquishment by the Company or any Contract or other right, in either case, Material to the Company, other than transactions and commitments in the ordinary course consistent with past practices and those contemplated in this Agreement;

3.5.9 damages, destruction or losses having, or reasonably expected to have, a Material Adverse Change on the Company; or

3.5.10 other conditions, events or occurrence which individually or collectively could reasonably be expected to have a Material Adverse Change to the Company.

3.6. Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the Transactions.

3.7. Tax Returns and Tax Payments. The Company has timely filed with the appropriate taxing authorities all Tax Returns required to be filed by it (taking into account all applicable extensions). All such Tax Returns are true, correct and complete in all respects. All Taxes due and owing by the Company have been paid (whether or not shown on any Tax Return and whether or not any Tax Return was required). No claim has ever been made in writing or otherwise addressed to the Company by a taxing authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. The unpaid Taxes of the Company have not, as of the Company’s Balance Sheet Date, exceeded the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the financial statements (rather than in any notes thereto). As of the Closing Date, the unpaid Taxes of the Company will not exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the books and records of the Company.

No Material claim for unpaid Taxes has been made or become a Lien against the property of the Company or is being asserted against the Company, no audit of any Tax Return of the Company is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any Taxes has been granted by the Company and is currently in effect.

As used herein, “Taxes” shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. As used herein, “Tax Return” shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes.

3.8. Material Agreements. Schedule 3.8 lists the following Contracts and other agreements (“Material Agreements”) to which the Company is a party: (i) any agreement (or group of related agreements) for the ownership or lease of real property; (ii) any agreement forming a partnership, strategic alliances, collaboration, profit sharing or joint venture; (iii) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money in excess of $25,000, or under which a security interest has been imposed on any of its Assets, tangible or intangible; (iv) any agreements relating to the acquisition (by merger, purchase of units or assets or otherwise) by the Company of any operating business or Material Assets or the capital stock of any other person; (v) any agreements for the sale of any of the Material Assets of the Company, other than in the ordinary course of business; (vi) any outstanding agreements of guaranty, surety or indemnification, direct or indirect, by the Company; and (vii) any other agreement under which the consequences of a default or termination could reasonably be expected to have a Material Adverse Change on the Company.

The Company has made available to Wave Sync either an original or a correct and complete copy of each written Material Agreement. Except as set forth on Schedule 3.8, with respect to each Material Agreement to which the Company is a party thereto: (i) the agreement is the legal, valid, binding, enforceable obligation of the Company, as the case may be, and is in full force and effect in all Material respects, subject to bankruptcy and equitable remedies exceptions; (ii) (A) the Company is not in Material breach or default thereof and (B) no event has occurred which, with notice or lapse of time, would constitute a Material breach or default of, or permit termination, modification, or acceleration under, the Material Agreement; and (iii) the Company has not repudiated any Material provision of any of the Material Agreements.

3.9. Properties. The Company has good, clear and marketable title to all the tangible properties and tangible Assets reflected in the latest consolidated financial statements (the “Consolidated Financial Statements”) as being owned by the Company or acquired after the date thereof which are, individually or in the aggregate, Material to their business (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business). A list of Material Assets is set forth in Schedule 3.9 attached hereto. The Company has provided the Consolidated Financial Statements to Wave Sync.

3.10. Board Recommendation. The board of directors of the Company (the “Company Board”) has determined that the terms of the Stock Exchange are fair to and in the best interests of the shareholders of the Company. The Company Board shall deliver written resolutions to approve and authorize the Stock Exchange contemplated herein on or before the Closing Date.

3.11. Undisclosed Liabilities. The Company has no liabilities or monetary obligations of any nature (whether fixed or unfixed, secured or unsecured, known or unknown and whether absolute, accrued, contingent, or otherwise) except for such liabilities or obligations reflected or reserved against in the Consolidated Financial Statements.

3.12 Good Title. Parent is the record and beneficial owner, and has good and marketable title to its Company Shares, with the right and authority to sell and deliver such Company Shares to Wave Sync as provided herein. Upon registering Wave Sync as the new owner of the Company Shares in the share register of the Company, Wave Sync shall receive good title to such Company Shares, free and clear of all Liens.

3.13 No Conflicts. The execution and delivery of this Agreement by the Company (i) will not violate any Law, regulations or ordinances applicable to the Company; and (ii) will not violate or breach any contractual obligations of the Company based on any Contract to which the Company is a party and which prohibits the Transactions contemplated hereby.

3.14 Maintain Assets. Consistent with past practice, Company shall maintain and keep its properties and assets in at least as good condition and repair, reasonable wear and tear excepted, as the condition and repair the properties and assets are in as of the date hereof.

3.15 Conduct of Business in Ordinary Course. Company will carry on its business in the ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use all reasonable best efforts consistent with past practice and policies to preserve intact its present business organization, keep available the services of its present officers, consultants and employees and preserve its relationships with customers, suppliers and distributors and others having business dealings with it.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF WAVE SYNC

Wave Sync hereby represents, warrants, covenants and agrees as follows:

4.1. Organization, Standing and Corporate Power. Wave Sync is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, has all requisite corporate authority and power, license, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Wave Sync.

4.2 Authority. The Wave Sync has all requisite authority and power, license, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other ancillary documents to which Wave Sync is a party and any other certificate, agreement, document or instrument to be executed and delivered by Wave Sync in connection with the Transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the Transactions contemplated hereby and thereby. The execution and delivery of this Agreement and any other ancillary documents by Wave Sync and the performance Wave Sync of its obligations hereunder and thereunder and the consummation by Wave Sync of the Transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Wave Sync. Except filing with the Securities and Exchange Commission (the “SEC”) as required by the applicable securities laws, Wave Sync does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby. This Agreement has been, and ancillary documents to which Wave Sync is a party will be, duly and validly authorized and approved, executed and delivered by Wave Sync.

4.3. Shares of Common Stock and Capitalization. Wave Sync Shares, when issued pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable. The authorized capital of Wave Sync consists of 100,000,000 shares of Common Stock, par value $0.001 per share, of which 12,865,992 shares were issued and outstanding as of November 3, 2021. Wave Sync has not created or authorized any class or series of preferred shares and has no obligation or understanding to do so.

4.4. Compliance. Wave Sync has complied with, is not in violation of, and has not received any notices of violation of any federal, state, local or foreign Law, judgment, decree, injunction or order, applicable to it, with respect to the conduct of its business or the ownership or operation of its business.

4.5. Tax Liabilities. Wave Sync has timely filed with the appropriate taxing authorities all Tax Returns required to be filed by it (taking into account all applicable extensions). All such Tax Returns are true, correct and complete in all respects. All Taxes due and owing by Wave Sync have been paid (whether or not shown on any Tax Return and whether or not any Tax Return was required). No claim has ever been made in writing or otherwise addressed to Wave Sync by a taxing authority in a jurisdiction where Wave Sync does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. As of the Closing Date, the unpaid Taxes of Wave Sync will not exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the books and records of Wave Sync.

No Material claim for unpaid Taxes has been made or become a Lien against the property of Wave Sync or is being asserted against Wave Sync, no audit of any Tax Return of Wave Sync is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any Taxes has been granted by Wave Sync and is currently in effect.

4.6. Undisclosed Liabilities. Wave Sync has no liabilities or monetary obligations of any nature (whether fixed or unfixed, secured or unsecured, known or unknown and whether absolute, accrued, contingent, or otherwise) except for such liabilities or obligations reflected or reserved against in Wave Sync’s Financial Statements.

4.7. Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by Wave Sync to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the Stock Exchange.

4.8. Board Determination. The board of directors of Wave Sync (“Wave Sync Board”) deems that the terms of the Stock Exchange to be fair to and in the best interests of Wave Sync and its shareholders and will deliver a written consent with respect to the contemplated Stock Exchange to the Company before the Closing.

ARTICLE 5

CONDUCT PRIOR TO CLOSING

5.1 Conduct of Business. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to the terms hereof or the Closing, the Parent shall cause the Company to, (a) carry on its business diligently and in the usual, regular and Ordinary Course of Business, in substantially the same manner as heretofore conducted and in compliance with all applicable Laws, (b) pay or perform its material obligations when due, (c) use its commercially reasonable efforts, consistent with past practices and policies, to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees and others with which it has business dealings, and (d) keep its business and properties substantially intact, including its present operations, physical facilities and working conditions. In furtherance of the foregoing and subject to applicable Law, the Parent and Company shall confer with Wave Sync, as promptly as practicable, prior to taking any material actions or making any material management decisions with respect to the conduct of the business of Wave Sync.

5.2 Maintain Assets. Consistent with past practice, Parent shall cause Company to maintain and keep its properties and assets in at least as good condition and repair, reasonable wear and tear excepted, as the condition and repair the properties and assets are in as of the date hereof.

ARTICLE 6

LOCK-UP

6.1. Lock-up. Effective upon the Closing Date and till one year anniversary thereafter (the “Lock-up Period”), Parent agrees with Wave Sync not to, without written consent of Wave Sync, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Wave Sync Shares owned as of the Closing Date (including, without limitation, Wave Sync Shares which may be deemed to be beneficially owned by Parent in accordance with the rules and regulations promulgated under the Securities Act of 1933 , as amended (the “Securities Act”) or securities convertible into or exercisable or exchangeable for the Wave Sync Shares), (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the beneficially owned shares of Wave Sync Shares or securities convertible into or exercisable or exchangeable for Wave Sync Shares, or (iii) engage in any short selling of the Wave Sync Shares within the Lock-up Period.

ARTICLE 7

CONDITIONS TO CLOSING

7.1 Closing Conditions. The following events described herein must occur or be caused to occur before the Closing, not including the Closing Date, unless any of the events is waived by all of the Parties collectively:

7.1.1 the representations and warranties of Parent, the Company, and Wave Sync described respectively in Articles 2, 3, and 4 shall be true and correct in all Material respects on and as of the Closing Date with the same force and effect as if made on such a date;

7.1.2 the Parties shall have executed and delivered this Agreement and any ancillary documents necessary to effect the contemplated Stock Exchange;

7.1.3 Wave Sync shall have completed a reverse stock split of its common stock at a ratio of 4-for-1 or higher;

7.1.4 Wave Sync shall have completed its legal, accounting and business due diligence of Parent and the Company and the results thereof shall be satisfactory to Wave Sync in its sole and absolute discretion;

7.1.5 Parent and Company shall have completed their legal, accounting and business due diligence of Wave Sync and the results thereof shall be satisfactory to the Parent and Company in their sole and absolute discretion;

7.1.6 no Material Adverse Change in the business or financial condition of Wave Sync and the Company shall have occurred or be threatened to occur since the date of this Agreement, and no action, suit or proceedings shall be threatened or pending before any court, governmental agency, authority or regulatory body seeking to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement or that, if adversely decided, has or may have a Material Adverse Change;

7.1.7 Company shall have delivered to Wave Sync a certificate executed by the authorized officer of the Company certifying: (a) resolutions duly adopted by the Company’s Board authorizing this Agreement and the Stock Exchange and (b) the Company’s certificate of incorporation and bylaws as in effect immediately prior to the Closing Date, including all amendments thereto;

7.1.8 Parent shall have delivered to Wave Sync a certificate executed by the authorized officer of the Parent certifying: (a) resolutions duly adopted by the Parent’s managers authorizing this Agreement and the Stock Exchange and (b) the Particles articles of organization and operating agreement as in effect immediately prior to the Closing Date, including all amendments thereto;

7.1.9 Wave Sync shall have delivered to the Company and Parent a certificate executed by the authorized officer of Wave Sync certifying: (a) resolutions duly adopted by the Board authorizing this Agreement and the Stock Exchange and (b) the certificate of incorporation and bylaws of Wave Sync as in effect immediately prior to the Closing Date, including all amendments thereto;

7.1.10 The Parties shall have received all necessary regulatory approvals of the Stock Exchange contemplated by this Agreement, all notice and waiting periods required by law to pass shall have passed, no proceeding to enjoin, restrain, prohibit or invalidate such the Stock Exchange contemplated by this Agreement shall have been instituted or threatened, and any conditions of any regulatory approval shall have been met.

ARTICLE 8

CLOSING DELIVERIES

8.1. Closing. The closing (the “Closing”) of the transactions contemplated by this Agreement (the “Transactions”), shall take place at the offices of Wave Sync’s counsel’s office with the primary business address at 1185 Avenue of Americas, 31st Floor, New York, NY 10036, commencing upon the satisfaction or waiver of all conditions and obligations of the Parties to consummate the Transactions on December 1, 2021 or another date as the Parties shall mutually agree (the “Closing Date”).

8.2. Deliveries from Wave Sync. On the Closing Date, the Parent shall complete and deliver the following to the Company and Parent:

8.2.1 a board resolution of Wave Sync’s Board to approve and ratify this Agreement and the New Issuance and all the ancillary documents and actions to consummate the Transactions contemplated herein;

8.2.2 an officer’s certificate from an authorized officer of Wave Sync representing that (a) all the representations and warranties set forth in Article 4 shall be true and correct in all Material respects on and as of the Closing Date with the same force and effect as if made on such a date, (b) the resolutions by Wave Sync’s Board authorizing this Agreement and the Transactions have been duly adopted, and (c) Wave Sync’s certificate of incorporation and bylaws as in effect immediately prior to the Closing Date, including all amendments thereto, are complete and true; and

8.2.3 a transmittal letter (the “Transmittal letter”) to Wave Sync’s transfer agent Corporate Stock Transfer, Inc., (now known as Equiniti) to issue Wave Sync Shares to Parent.

8.3. Deliveries from the Company. On the Closing Date, the Company shall deliver or cause to be delivered to Wave Sync the following:

8.3.1 a board resolution of the Company Board to approve and ratify this Agreement and all of the ancillary documents and actions to consummate the Transactions contemplated herein;

8.3.2 written consents of the Company’s shareholders necessary to approve this Transaction.

8.3.3 an officer’s certificate from an authorized officer of the Company representing that (a) all the representations and warranties set forth in Article 3 shall be true and correct in all Material respects on and as of the Closing Date with the same force and effect as if made on such a date, (b) the resolutions by the Company’s Board authorizing this Agreement and the Transactions have been duly adopted, and (c) the Company’s articles of incorporation and bylaws as in effect immediately prior to the Closing Date, including all amendments thereto, are complete and true; and

8.3.4 an updated share registration record of the Company to reflect the ownership of Wave Sync which will be equal to 100% of the issued and outstanding equity interest in the Company.

8.4. Deliveries from Parent. On or prior to the Closing Date, Parent shall deliver or cause to be delivered to Wave Sync the following:

8.4.1 resolution of its managers approving and ratifying this Agreement and all ancillary documents and actions to consummate the Transactions contemplated herein.

8.4.2 written consent of the percentage of its members necessary to approve this Transaction; and

8.4.3 an officer’s certificate from an authorized officer of Parent representing that (a) all the representations and warranties set forth in Article 2 shall be true and correct in all Material respects on and as of the Closing Date with the same force and effect as if made on such a date, (b) the resolutions by Parent’s managers authorizing this Agreement and the Transactions have been duly adopted, and (c) the Company’s articles of organization and operating agreement as in effect immediately prior to the Closing Date, including all amendments thereto, are complete and true.

ARTICLE 9

POST CLOSING DELIVERIES

9.1. Change of the Parent’s Shareholder Record. As soon as practicable after the Closing, Wave Sync shall cause its transfer agent to update the shareholder record based on the Transmittal Letter.

ARTICLE 10

TERMINATION

10.1. Termination. This Agreement may be terminated and rescinded at any time (the “Termination Date”) prior to the Closing Date:

10.1.1 by mutual written agreement of the Company and Wave Sync duly authorized by the Company Board and Wave Sync Board;

10.1.2 by either the Company or Wave Sync, if any of the two Parties (which, in the case of Company, shall mean the Company or Parent) has breached any Material representation or warranty set forth in this Agreement and such breach has resulted or can reasonably be expected to result in a Material Adverse Change on such other Parties or would prevent or Materially delay the consummation of the Transactions; or

10.1.3 by any Party, if a permanent injunction or other Order by any court which would make illegal or otherwise restrain or prohibit the consummation of the Transactions shall have been issued and shall have become final and non-appealable;

10.2. Notice of Termination. Any termination of this Agreement under Section 9.1 will be effective immediately upon the delivery of written notice of the terminating Party to the other Parties hereto specifying with reasonable particularity the reason for such termination.

ARTICLE 11

MISCELLANEOUS

11.1. Entire Agreement. This Agreement constitutes the entire agreement among the Parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all Parties with respect to a modification or amendment or the Party granting the waiver with respect to a waiver. Neither course of conduct or dealing nor trade custom or usage shall modify any provisions of this Agreement.

11.2. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible, in a mutually acceptable manner, to the end that Transactions are fulfilled to the extent possible.

11.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the conflicts of law principles.

11.4. Parties in Interest. This Agreement shall be binding upon and inure to the benefits of the Parties hereto.

11.5. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party hereto, each other Party hereto shall re-execute original forms hereof and deliver them in person to all other Parties.

11.6. Liquidated Damages. The Parties hereto acknowledge and agree that one hundred thousand ($100,000) dollars shall constitute liquidated damages and not penalties and are in addition to all other equitable rights of each Party, including the right to claim a default. The Parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the non-performance of a Party, (iii) one of the reasons for all of the Parties reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Parties are sophisticated business parties and have negotiated this Agreement at arm’s length.

ARTICLE 12

DEFINITIONS

The following terms, as used in the Agreement, have the following meanings:

“Agreement” shall have the meaning set forth in the Preamble.

“Assets” shall mean all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person’s business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

“Closing” shall have the meaning set forth in Section 8.1 of the Agreement.

“Closing Date” shall have the meaning set forth in Section 8.1 of the Agreement.

“Common Stock” shall mean the common stock of the Parent.

“Company” shall have the meaning set forth in the Preamble.

“Company Board” shall have the meaning set forth in Section 3.10 of the

Agreement.

“Company Share(s)” shall have the meaning set forth in the Recitals of the Agreement.

“Company’s Balance Sheet Date” shall refer to December 31, 2020.

“Consolidated Financial Statements” shall have the meaning set forth in Section 3.9 of the Agreement.

“Contract” means any written or oral agreement, arrangement, commitment, contract, indenture, instrument, lease, obligation, plan, restriction, understanding or undertaking of any kind or character, or other document to which any Person is a party or by which such Person is bound

“Dollars” shall mean the lawful currency of the United States unless otherwise defined.

“Electronic Delivery” shall have the meaning set forth in Section 10.5 of the Agreement.

“Governmental Entity” shall mean any government or any agency, bureau, board, directorate, commission, court, department, official, political subdivision, tribunal, or other instrumentality of any government, whether federal, local, domestic or foreign.

“Knowledge” means the actual knowledge of the officers of a party, and knowledge that a reasonable person in such capacity should have after due inquiry.

“Law” means any code, law, ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its Assets, liabilities or business, including those promulgated, interpreted or enforced by any Governmental Entity.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interests or encumbrance of any kind in respect to such asset, other than any encumbrances created by the Parent.

“Material” and “Materially” for purposes of this Agreement shall be determined in light of the facts and circumstances of the matter in question; provided that any specific monetary amount stated in this Agreement shall determine Materiality in that instance.

“Material Agreements” shall have the meaning set forth in Section 3.7 of the Agreement.

“Material Adverse Change” means, with respect to any Person or Party, a material adverse change on the condition (financial or otherwise), business, Assets, liabilities or the reported or reasonably anticipated future results or prospects of such Person taken as a whole; provided, however, that any adverse change, event, development or effect arising from or relating to any of the following shall not be taken into account in determining whether there has been a material adverse change: (a) general business or economic conditions, (b) national or international political or social conditions, including the engagement by or Taiwan in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon Taiwan, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of Taiwan, (c) financial, banking, or securities markets (including any disruption thereof and any decline in the price of any security or any market index), (d) changes in generally accepted accounting principles, (e) changes in laws, rules, regulations, orders, or other binding directives issued by any Governmental Entity or (f) the taking of any action required by this Agreement and the other agreements contemplated hereby.

“Order” means any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any Governmental Entity.

“Parent” shall have the meaning set forth in the Preamble.

“Party” or “Parties” shall have the meaning set forth in the Preamble.

“Person” means an individual, a corporation, a partnership, an association, a trust, a limited liability company or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

“Tax” or “Taxes” shall have the meaning set forth in Section 3.7 of the Agreement.

“Tax Return(s)” shall have the meaning set forth in Section 3.7 of the Agreement.

“Termination Date” shall have the meaning set forth in Section 10.1 of the Agreement.

“Transactions” shall mean the transactions contemplated by the Parties under this Agreement and the related documents.

“Wave Sync Board” shall have the meaning set forth in Section 4.8.

“Wave Sync Shares” shall have the meaning set forth in the preamble.

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[Signature Page for the Share Purchase/ Exchange Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

WAVE SYNC CORP.

By:	/s/ Jiang Hui
Name:	Jiang Hui
Title:	CEO

PARENT: Center Florence Holding LLC

By:	/s/ John Sun
Name:	John Sun
Title:	Managing Member

COMPANY: Center Florence, Inc.

By:	/s/ John Sun
Name:	John Sun
Title:	President

Schedule 3.8 Company Disclosure Schedule